Exhibit 13.1

CERTIFICATION PURSUANT TO RULE 13a-14(b) AND 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Nam Tai Electronics, Inc. (the “Company”) on Form 20-F for the period ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to her and his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ L. P. Wang
Wang Lu Ping
Chief Executive Officer

Date: November 16, 2012